Exhibit 10.3

FIRST AMENDMENT TO SECURITIES PURCHASE AND EXCHANGE AGREEMENT

This FIRST AMENDMENT TO SECURITIES PURCHASE AND EXCHANGE AGREEMENT, dated as of March 4, 2025 (this “First Amendment”), is an amendment to that certain Securities Purchase and Exchange Agreement (the “Agreement”) dated as of February 13, 2025, by and among Plus Therapeutics, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages thereto and hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”). Capitalized terms used herein but not otherwise defined will have the meanings ascribed to them in the Agreement.

WHEREAS, Section 5.5 of the Agreement provides that it can be amended in a written instrument signed by the Company and a Holder Majority, and the signatories to this First Amendment constitute the required signatories pursuant to that Section 5.5;

WHEREAS, the Company contemplates consummating a private placement offering by which the Company will issue and sell to certain investors an aggregate of at least approximately $10.0 million of shares of Common Stock, or if and as applicable, prefunded warrants in lieu thereof, and each share of Common Stock and prefunded warrant to be accompanied by one Class A common stock warrant (the “Series A Warrant”) to purchase one share of Common Stock, and one Class B common stock warrant (the “Series B Warrant”) to purchase one share of Common Stock (the “PIPE Offering”) pursuant to a securities purchase agreement, dated as of the date hereof, by and among the Company and investors named therein, and other transaction documents, including an escrow agreement (the “Escrow Agreement”), drafts of which have been previously provided to the Purchasers (the “PIPE Transaction Documents”);

WHEREAS, the Agreement includes limitations on and provisions relating to the ability of the Company to issue securities;

WHEREAS, the Company and the Purchasers believe that it is in the best interest of the Company for the Company to raise additional capital, consummate the PIPE Offering and enter into the PIPE Transaction Documents;

WHEREAS, investors in the PIPE Offering require that certain Purchasers deliver a written consent with respect to the PIPE Offering, and each of the Purchasers has agreed to deliver such consent that becomes effective only upon each Purchaser’s receipt of the Purchase Price (as defined below) (the “Consent”);

WHEREAS, the Purchasers own and hold all the Funding Notes, Exchange Notes and Warrants that were sold and issued to them by the Company pursuant to the Agreement;

WHEREAS, subject to the concurrent execution and delivery of the Consent, the Purchasers desire to sell, and the Company desires to repurchase the Funding Notes and Warrants at a price equal to the repurchase amount as set forth opposite such Purchaser’s name on Exhibit A hereto (the “Repurchase Amount”) which shall consist of (i) 115% of the face value of each Funding Note (the “Funding Note Repurchase Price”) and (ii) the warrant repurchase price set forth opposite each such Purchaser’s name on Exhibit A hereto (the “Warrant Repurchase Price”), upon the terms and subject to the conditions of this First Amendment (the “Repurchase”); and

WHEREAS, the Funding Notes and the Warrants will be cancelled by the Company upon the consummation of the Repurchase.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this First Amendment, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the signatories hereto agree as follows:

1. Subject to each Purchaser’s receipt of the Purchase Price (as defined below), the PIPE Offering as described in the PIPE Transaction Documents is deemed a “Qualified Financing” for purposes of the Agreement and the Transaction Documents. The Company and each Purchaser agrees that each Purchaser will participate in the PIPE Offering tendering to the Company at the consummation of the PIPE Offering the Exchange Notes, at one hundred and ten percent (110%) of their face value, held by such Purchaser as such Purchaser’s purchase price for the purchase of the securities to be sold in the PIPE Offering as described in the PIPE Transaction Documents.

2.	Repurchase of Funding Notes and Warrants.

a.

Repurchase of Funding Notes and Warrants. Subject to closing of the PIPE Offering, and release of the escrow in the PIPE Offering on the Escrow Closing Release Date (as defined in the Escrow Agreement) and the terms and conditions of this First Amendment, at the Repurchase Closing (as defined below), each Purchaser shall sell to the Company, and the Company shall purchase from such Purchaser, the Funding Notes and Warrants at a price equal to the applicable Repurchase Amount.

b.

Repurchase Closing. The closing of the Repurchase shall occur concurrently with the release of the escrow in the PIPE Offering on the Escrow Closing Release Date (such closing, the “Repurchase Closing”) with funds released directly from the escrow. The date on which the Repurchase Closing takes place shall be the “Repurchase Closing Date.”

i.

At the Repurchase Closing, the Company will deliver irrevocable directions to the Escrow Agent for the PIPE Offering to deliver, upon release of Escrow Funds (as defined in the Escrow Agreement) in accordance with the Escrow Agreement, the aggregate amount equaling the Repurchase Amounts in United States dollars and in immediately available funds (the “Purchase Price”) by wire transfer of immediately available funds to the account of Purchaser set forth on Exhibit A. Upon each Purchaser’s receipt of their respective Repurchase Amount, such Purchaser’s Funding Notes and Warrants will be deemed sold to the Company and cancelled.

3.	Representations and Warranties of the Purchasers. Each Purchaser, for itself only, hereby represents and warrants to the Company that:

a.

Ownership of Securities. Such Purchaser: (a) owns all right, title and interest (legal and beneficial) in and to all of the Funding Notes and Warrants, free and clear of all liens, including, but not limited to, any lien, pledge, claim, security interest, encumbrance, mortgage, assessment, charge, restriction or limitation of any kind, whether arising by agreement, operation of law or otherwise, (b) has good and marketable title to the Funding Notes and Warrants, and (c) has the full power and authority to sell, transfer, convey, assign and deliver to the Company the Funding Notes and Warrants being sold by such Purchaser to the Company. Upon payment of the Purchase Price for the Funding Notes and Warrants, the Company shall acquire valid and unencumbered title to the Funding Notes and Warrants.

b.

Authorization; Approval; Enforceability. Such Purchaser has full power and authority to execute, deliver and to perform its obligations under this First Amendment. This First Amendment has been duly executed and delivered by such Purchaser and constitutes the valid and legally binding obligation of such Purchaser, enforceable in accordance with its terms, except: (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws of general application affecting enforcement of creditors’ rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

c.

Consents. No material consent, waiver, approval, order, permit or authorization of, or declaration or filing with, or notification to, any person or entity is required on the part of such Purchaser or any of its respective affiliates in connection with the execution and delivery of this First Amendment or the consummation of the transactions contemplated hereby

d.

No Conflicts. Neither the execution and delivery of this First Amendment nor compliance with the terms and provisions hereof on the part of such Purchaser will breach any statutes or regulations of any governmental authority, domestic or foreign, or will conflict with or result in a breach of such Purchaser’s organizational documents or of any of the terms, conditions or provisions of any judgment, order, injunction, decree, this First Amendment or instrument to which such Purchaser is a party or by which such Purchaser or its respective assets may be bound, or constitute a default thereunder or an event which with the giving of notice or passage of time or both would constitute a default thereunder, which, in each of the foregoing cases, would have any material adverse impact on such Purchaser’s ability to perform its obligations hereunder.

e.

Litigation. There is no action, suit, proceeding or investigation pending or currently threatened that questions the validity of this First Amendment, or the right of such Purchaser to enter into this First Amendment, or to consummate the transactions contemplated hereby.

f.

Sophistication of the Purchaser. Such Purchasers: (a) is a sophisticated investor familiar with transactions similar to those contemplated by this First Amendment, (b) has adequate information concerning the business and financial condition of the Company to make an informed decision regarding the sale of the Funding Notes and Warrants, (c) has independently and without reliance upon the Company or any of its officers, directors or other affiliates, and based on such information and the advice of such advisors as such Purchaser has deemed appropriate, made its own analysis and decision to enter into this First Amendment. Such Purchaser acknowledges that neither the Company nor any of its affiliates is acting as a fiduciary or financial or investment adviser to such Purchaser, and has not given such Purchaser any investment advice, opinion or other information on whether the sale of the Funding Notes and Warrants is prudent. Such Purchaser understands that the Company will rely on the accuracy and truth of the foregoing representations, and such Purchasers hereby consents to such reliance. Such Purchaser have sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to the Repurchase.

g.

No Brokers. There are no claims for brokerage commissions, finders’ fees or similar compensation in connection with the transactions contemplated by this First Amendment based on any agreement made by or on behalf of such Purchaser.

4.	Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchasers that:

a.

Authorization; Approval; Enforceability. The Company has full power and authority to execute, deliver and perform its obligations under this First Amendment. This First Amendment has been duly executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except: (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws of general application affecting enforcement of creditors’ rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

b.

No Consent. No material consent, waiver, approval, order, permit or authorization of, or declaration or filing with, or notification to, any person or entity is required on the part of the Company in connection with the execution and delivery of this First Amendment or the consummation of the transactions contemplated hereby.

c.

No Conflicts. Neither the execution and delivery of this First Amendment nor compliance with the terms and provisions hereof on the part of Company will breach any statutes or regulations of any governmental authority, domestic or foreign, or will conflict with or result in a breach of the Company’s organizational documents or of any of the terms, conditions or provisions of any judgment, order, injunction, decree, agreement or instrument to which the Company is a party or by which the Company or its assets may be bound, or constitute a default thereunder or an event which with the giving of notice or passage of time or both would constitute a default thereunder, which, in each of the foregoing cases, would have any material adverse impact on the Company’s ability to perform its obligations hereunder.

d.

Litigation. There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened that questions the validity of this First Amendment, or the right of the Company to enter into this First Amendment, or to consummate the transactions contemplated hereby.

e.

Equal Treatment. Except as disclosed in this First Amendment and the PIPE Offering documents, no party to this First Amendment or the PIPE Offering is receiving any benefit or consideration, for entering into this First Amendment and the PIPE Offering.

f.

Financial Capability. Subject to the closing of the PIPE Offering and release of the Escrow Funds to the Company in accordance with the PIPE Transaction Documents, the Company will have sufficient immediately available funds to pay, in cash, the Purchase Price.

g.

No Brokers. There are no claims for brokerage commissions, finders’ fees or similar compensation in connection with the transactions contemplated by this First Amendment based on any agreement made by or on behalf of the Company.

5.	Other Agreements of the Company and Purchasers.

a.

Disposition of the Funding Notes and Warrants. From the date hereof until the earlier of (a) termination of this First Amendment, or (b) the Repurchase Closing, the Purchasers shall not sell, dispose, transfer, encumber, pledge or otherwise take any similar actions with respect to the Funding Notes and Warrants.

b.	Reserved.

c.

Public Announcement. Except as may be required by applicable law, no Party nor any of its affiliates shall make an public announcements or otherwise communicate with any news media with respect to this First Amendment or the transactions contemplated hereby, without prior consultation with the Company or the Purchasers, as applicable, as to the timing an contents of any such announcement or communications; provided, however, that the Company shall be entitled to promptly make any filings with any governmental entity (including, for the avoidance of doubt, the U.S. Securities and Exchange Commission) or disclosures with the stock exchange, if any, on which the Company’s capital stock is listed, as may, in its judgment, be required in connection with the execution and delivery of this First Amendment or the consummation of the transactions contemplated hereby, and the Parties acknowledge and agree that the Company shall announce the Repurchase via press release after execution hereof within one (1) Trading Day after the date of this First Amendment.

6.

Other Amendments. The Parties agree that upon the Repurchase Closing, Sections 4.6 through 4.18, other than Sections 4.8, 4.9, 4.11, 4.14 and 4.17, of the Agreement are hereby amended and restated and replaced with the word “Reserved”, except for definitions included therein that are employed elsewhere in the Agreement, and provided that the Parties agree that the requirements of Section 4.8 shall only apply to Section 4.17.

7.

Rescission. In the event that the Purchase Price is not released from escrow and paid in full to the Purchasers pursuant to the terms hereof by the Escrow Termination Date (as defined in the Escrow Agreement), this Agreement and the Consent shall be null and void ab initio.

8.

Other than as set forth herein, the Agreement, including all representations, warranties, covenants, terms and conditions contained therein, remains in full force and effect without any adjustment, delay or suspension to required filing and performance dates under the Agreement and Transaction Documents (as defined in the Agreement). The Consent shall only apply on a one-time basis to the PIPE Offering as described in the PIPE Transaction Documents, and any future offering, whether substantially similar to the PIPE Offering or otherwise, is not permitted or agreed to by the Purchasers under the Agreement on the basis of the Consent or this First Amendment.

9.	The Company shall pay to Grushko & Mittman, P.C., counsel for some of the Purchasers, a legal fee of $25,000 on the PIPE Offering Closing Date.

10.	The Company shall pay to Iroquois Capital Management, LLC. $25,000 as reimbursement for its expenses in connection with this First Amendment on the PIPE Offering Closing Date.

11.	The provisions of Sections 5.4 through 5.22 of the Agreement shall apply to this First Amendment, mutatis mutandis, as if set forth herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Securities Purchase and Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PLUS THERAPEUTICS, INC.

By:
Name: Andrew Sims
Title: Chief Financial Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.

SIGNATURE PAGES FOR PURCHASERS FOLLOW.]

[PURCHASER SIGNATURE PAGES TO FIRST AMENDMENT TO

SECURITIES PURCHASE AND EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this First Amendment to Securities Purchase and Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: AIGH Investment Partners, LP

Signature of Authorized Signatory of Purchaser: __________________
Name of Authorized Signatory: Orin Hirschman

Title of Authorized Signatory: Managing Member, AIGH Capital Management LLC

[PURCHASER SIGNATURE PAGES TO FIRST AMENDMENT TO

SECURITIES PURCHASE AND EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this First Amendment to Securities Purchase and Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: WVP Emerging Manager Onshore Fund, LLC – AIGH Series

Signature of Authorized Signatory of Purchaser: __________________
Name of Authorized Signatory: Orin Hirschman
Title of Authorized Signatory: Managing Member, AIGH Capital Management LLC

[PURCHASER SIGNATURE PAGES TO FIRST AMENDMENT TO

SECURITIES PURCHASE AND EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this First Amendment to Securities Purchase and Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: AIGH Investment Partners, LLC

Signature of Authorized Signatory of Purchaser: __________________

Name of Authorized Signatory: Orin Hirschman

Title of Authorized Signatory: Managing Member, AIGH Capital Management LLC

[PURCHASER SIGNATURE PAGES TO FIRST AMENDMENT TO

SECURITIES PURCHASE AND EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this First Amendment to Securities Purchase and Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Iroquois Master Fund Ltd.

Signature of Authorized Signatory of Purchaser: __________________

Name of Authorized Signatory: Kimberly Page

Title of Authorized Signatory: Managing Member of its Investment

Manager, Iroquois Capital Management, LLC

[PURCHASER SIGNATURE PAGES TO FIRST AMENDMENT TO

SECURITIES PURCHASE AND EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this First Amendment to Securities Purchase and Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Iroquois Capital Investment Group LLC

Signature of Authorized Signatory of Purchaser: __________________

Name of Authorized Signatory: Richard Abbe

Title of Authorized Signatory: Managing Member

[PURCHASER SIGNATURE PAGES TO FIRST AMENDMENT TO

SECURITIES PURCHASE AND EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this First Amendment to Securities Purchase and Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Aramas Capital Management LLC

Signature of Authorized Signatory of Purchaser: __________________

Name of Authorized Signatory: Sam Ginzburg

Title of Authorized Signatory: Chief Executive Officer

[PURCHASER SIGNATURE PAGES TO FIRST AMENDMENT TO

SECURITIES PURCHASE AND EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this First Amendment to Securities Purchase and Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Pinz Capital Special Opportunities Fund lp

Signature of Authorized Signatory of Purchaser: __________________

Name of Authorized Signatory: Matthew L. Pinz

Title of Authorized Signatory: CIO

[PURCHASER SIGNATURE PAGES TO FIRST AMENDMENT TO

SECURITIES PURCHASE AND EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this First Amendment to Securities Purchase and Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Globis Capital Partners, LP

Signature of Authorized Signatory of Purchaser: __________________

Name of Authorized Signatory: Paul Packer

Title of Authorized Signatory: Managing Member

[PURCHASER SIGNATURE PAGES TO FIRST AMENDMENT TO

SECURITIES PURCHASE AND EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this First Amendment to Securities Purchase and Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: The Hewlett Fund LP

Signature of Authorized Signatory of Purchaser: __________________

Name of Authorized Signatory: Martin Chopp

Title of Authorized Signatory: General Partner

EXHIBIT A

Investor Name	Principal Amount	Funding Note Repurchase Price	Warrant Repurchase Price	Aggregate Purchase Amount
AIGH Investment Partners, L.P.	$1,043,806.69	$1,200,377.69	$116,496.25	$1,316,873.94
AIGH Investment Partners, LLC	$116,947.79	$134,489.96	$13,052.25	$147,542.21
WVP Emerging Manager Onshore Fund, LLC (AIGH)	$359,568.22	$413,503.45	$40,130.38	$453,633.83
Iroquois Capital Investment Group	$555,502.14	$638,827.46	$61,998	$700,825.46
Iroquois Master Fund Ltd.	$374,232.94	$430,367.88	$41,767.13	$472,135.01
The Hewlett Fund, L.P.	$537,959.87	$618,653.85	$60,040.13	$678,693.98
Pinz Capital Special Opportunities Fund LP	$93,558.25	$107,591.99	$10,441.75	$118,033.74
Aramas Capital Holdings	$93,558.25	$107,591.99	$10,441.75	$118,033.74
Globis Capital Partners, L.P.	$187,116.57	$215,184.06	$20,883.50	$236,067.56